Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports
First Quarter 2013 Results

Company Release - April 19, 2013

•	Strong quarterly adjusted net income[1] of $0.16 per share; reported net loss of $0.12 per share

•	Net interest margin expands to 3.49% from 3.46%

•	Operating expense and asset quality focus continues

•	Redemption of 7.85% Trust Preferred securities completed

•	$400 million of FHLB advances repaid and refinanced

•	Second quarter cash dividend of $0.10 per common share declared

BOYERTOWN, PA., April 19, 2013 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported adjusted net income1 of $23.4 million, or $0.16 per diluted share, for the first quarter of 2013, which excludes the impact of two previously announced strategic initiatives. Specifically, adjusted net income1 excludes an after-tax expense of $0.29 per diluted share associated with the repayment of $400 million of FHLB advances and an after-tax gain of $0.01 per diluted share from the redemption of National Penn's retail trust preferred securities (formerly Nasdaq: NPBCO). Inclusive of these items, the first quarter of 2013 resulted in a net loss of $17.4 million, or $0.12 per diluted share. For the fourth quarter of 2012, net income was $25.1 million, or $0.17 per diluted share.

“The theme of consistent earnings with strong operating fundamentals and performance metrics continued in the quarter,” said Scott V. Fainor, president and CEO of National Penn. “The strength of our balance sheet and capital afforded us the opportunity to reduce higher-cost borrowings and eliminate higher-rate trust preferred securities, which will benefit our net interest margin in this prolonged low interest rate environment while maintaining our ability to manage our capital position in the future.”

Asset quality continued to be strong in the first quarter of 2013 and the provision for loan losses declined to $1.5 million from $2.0 million in the previous quarter. Classified loans further declined by 7% during the quarter to $243 million and declined by 30% compared to the prior year period. Non-performing loans and annualized net charge-offs were comparable on a linked-quarter basis with net charge-offs representing 0.41% and 0.35% of total loans, respectively. The allowance for loan losses represented approximately 2% of total loans outstanding and 200% of non-performing loans at both March 31, 2013 and December 31, 2012.

Net interest margin increased in the quarter to 3.49% from 3.46% in the fourth quarter of 2012. The partial quarter benefit of the redemption of 7.85% trust preferred securities and the repayment and refinance of $400 million of longer-term borrowings offset the impact of assets repricing at lower rates. These initiatives reduced the cost of interest-bearing liabilities to 0.72% from 0.87%. A disciplined approach to growing loans in the current economic and interest rate environment continued as longer-term fixed rate mortgages were sold into the secondary market and credit underwriting focused on generating quality commercial loans, which increased in the quarter at an annualized rate of approximately 5%.

Operating expenses, which declined 5% in 2012, totaled $52.4 million in the first quarter of 2013 and were comparable to the operating expenses in the fourth quarter and the first quarter of 2012. The efficiency ratio1 was 58.6% in the quarter and was modestly impacted by the seasonality of some revenue items. Mortgage banking revenue declined in the quarter to $1.9 million, compared to $2.5 million in the fourth quarter, driven by both seasonality and lower refinance activity. Adjusted for the number of calendar days in the quarter, net interest income was comparable.

Continued strong performance and capital levels provided the basis for National Penn's Board of Directors to declare a second quarter 2013 cash dividend of ten cents per common share payable on May 17, 2013 to shareholders of record as of May 3, 2013. At March 31, 2013, the Company's tier 1 common and tangible common equity to tangible assets ratios were 14.17% and 10.79%, respectively.

Scott V. Fainor stated, “The strategies we implemented during the quarter are consistent with our risk management appetite for addressing the impact of the low rate environment on the industry's net interest margin. These initiatives provided a better risk-reward proposition than other alternatives such as assuming the interest rate risk associated with longer-term fixed rate lending.”

Media Contact:    Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:    Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.3 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn Bank operates 119 branch offices comprising 118 branches in Pennsylvania and one branch in Maryland.

National Penn's financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com  to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.

•Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,'' “project,” ”could,” “plan,'' “goal,” “potential,” “pro forma,” “seek,” “intend,'' or “anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2013

Unaudited, dollars in thousands except share and per share data
	As of
	3/31/2013		12/31/2012		3/31/2012
SUMMARY BALANCE SHEET
Total assets	$8,323,777		$8,529,522		$8,524,035
Investment securities and other securities	2,333,548		2,334,739		2,335,421
Total loans	5,249,773		5,240,882		5,201,656
Deposits	6,184,060		5,935,565		5,888,383
Borrowings	922,092		1,344,324		1,387,235
Shareholders' equity	1,136,798		1,161,292		1,200,830
Tangible book value per common share (2)	$5.97		$6.15		$6.09
Tangible common equity / tangible assets (2)	10.79%		10.80%		11.25%
	Three Months Ended
	3/31/2013		12/31/2012		3/31/2012
EARNINGS
Total interest income	$72,595		$77,174		$81,414
Total interest expense	10,971		13,739		17,596
Net interest income	61,624		63,435		63,818
Provision for loan losses	1,500		2,000		2,000
Net interest income after provision for loan losses	60,124		61,435		61,818
Net gains (losses) from fair value changes of subordinated debentures	2,111		(253)		1,645
Net gains on investment securities	25		4		—
Other non-interest income	23,441		24,755		22,596
Loss on debt extinguishment	64,888		—		—
Other non-interest expense	52,434		52,262		52,440
Income (loss) before income taxes	(31,621)		33,679		33,619
Income tax expense (benefit)	(14,217)		8,535		8,317
Net income (loss)	$(17,404)		$25,144		$25,302
PERFORMANCE RATIOS
Net interest margin	3.49%		3.46%		3.55%
Return on average assets	NM		1.19%		1.21%
Adjusted return on average assets (3)	1.14%		1.19%		1.16%
Return on average total shareholders' equity	NM		8.33%		8.56%
Return on average tangible common equity (1)	NM		10.74%		11.12%
Efficiency ratio (4)	58.61%		56.40%		57.47%
PER SHARE
Basic earnings	$(0.12)		$0.17		$0.17
Diluted earnings	(0.12)		0.17		0.17
Dividends	—	(a)	0.20	(a)	0.05
Average shares - basic	145,394,967		148,304,167		152,099,546
Average shares - diluted	145,394,967		148,610,097		152,392,315

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended
	3/31/2013		12/31/2012		3/31/2012
Return on average tangible common equity
Return on average shareholders' equity	NM		8.33%		8.56%
Effect of goodwill and intangibles	NM		2.41%		2.56%
Return on average tangible common equity	NM		10.74%		11.12%
Average tangible equity:
Average shareholders' equity	$1,142,829		$1,200,514		$1,188,384
Average goodwill and intangibles	(268,336)		(269,495)		(273,360)
Average total tangible common equity	$874,493		$931,019		$915,024

Adjusted net income reconciliation
Net income	$(17,404)		$25,144		$25,302
After tax unrealized fair value (gain) loss on subordinated debentures	(1,372)		164		(1,069)
After tax loss on debt extinguishment	42,177		—		—
Adjusted net income	$23,401		$25,308		$24,233

Earnings per share
Net income	$(0.12)		$0.17		$0.17
After tax unrealized fair value gain on subordinated debentures	(0.01)		—		(0.01)
After tax loss on debt extinguishment	0.29		—		—
Adjusted net income	$0.16		$0.17		$0.16

(a) The 4th quarter of 2012 includes payment of the 1st quarter 2013 cash dividend of $0.10 per common share
"NM" - Denotes a value displayed as a percentage is not meaningful

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2013

Unaudited, dollars in thousands except share and per share data
	As of
	3/31/2013		12/31/2012		9/30/2012	6/30/2012	3/31/2012
BALANCE SHEET - ASSETS
Cash and due from banks	$87,588		$145,688		$120,421	$115,564	$108,752
Interest-earning deposits with banks	93,024		282,440		211,943	221,419	344,427
Total cash and cash equivalents	180,612		428,128		332,364	336,983	453,179

Investment securities available-for-sale, at fair value	1,813,348		1,802,213		1,773,579	1,769,359	1,779,613
Investment securities held-to-maturity	458,041		464,166		472,884	481,341	487,507
Other securities	62,159		68,360		63,996	66,194	68,301
Loans held-for-sale	14,934		14,330		22,703	16,908	16,909

Loans	5,234,839		5,226,552		5,234,151	5,193,859	5,184,747
Allowance for loan losses	(107,164)		(110,955)		(113,542)	(116,650)	(121,452)
Loans, net	5,127,675		5,115,597		5,120,609	5,077,209	5,063,295

Premises and equipment, net	95,592		96,334		96,349	96,566	95,937
Accrued interest receivable	29,524		28,526		31,448	30,511	31,241
Bank owned life insurance	144,452		143,242		141,991	140,747	139,507
Other real estate owned and other repossessed assets	2,729		3,029		7,174	7,201	7,647
Goodwill	258,279		258,279		258,279	258,279	258,279
Other intangible assets, net	9,533		10,614		11,852	13,085	14,408
Unconsolidated investments	9,354		11,347		11,337	10,109	11,699
Other assets	117,545		85,357		90,961	91,372	96,513
TOTAL ASSETS	$8,323,777		$8,529,522		$8,435,526	$8,395,864	$8,524,035

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$919,783		$891,401		$902,295	$903,766	$884,025
Interest bearing deposits	5,264,277		5,044,164		5,045,449	4,941,777	5,004,358
Total deposits	6,184,060		5,935,565		5,947,744	5,845,543	5,888,383

Customer repurchase agreements	549,894		560,065		534,613	533,389	542,706
Structured repurchase agreements	175,000		75,000		75,000	85,000	85,000
Short-term borrowings	—		100,000		—	—	—
Federal Home Loan Bank advances (b)	119,877		464,632		462,720	535,613	615,863
Subordinated debentures	77,321		144,627		144,374	144,475	143,666
Accrued interest payable and other liabilities	80,827		88,341		56,745	52,084	47,587
TOTAL LIABILITIES	7,186,979		7,368,230		7,221,196	7,196,104	7,323,205
BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,385,255		1,387,644		1,387,073	1,386,177	1,384,657
Accumulated deficit	(203,084)		(185,680)		(181,225)	(193,715)	(205,497)
Accumulated other comprehensive income	15,981		24,329		28,617	25,435	21,670
Treasury stock	(61,354)		(65,001)		(20,135)	(18,137)	—
TOTAL SHAREHOLDERS' EQUITY	1,136,798		1,161,292		1,214,330	1,199,760	1,200,830

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,323,777		$8,529,522		$8,435,526	$8,395,864	$8,524,035

PER SHARE DATA
Book value	$7.81		$8.00		$8.09	$7.98	$7.88
Tangible book value (2)	$5.97		$6.15		$6.29	$6.18	$6.09
Dividends - quarterly	$—	(a)	$0.20	(a)	$0.09	$0.07	$0.05
Shares outstanding (end of period, net of treasury)	145,551,796		145,163,585		150,048,383	150,258,232	152,295,895

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,136,798		$1,161,292		$1,214,330	$1,199,760	$1,200,830
Goodwill and intangibles	(267,812)		(268,893)		(270,131)	(271,364)	(272,687)
Tangible common equity	$868,986		$892,399		$944,199	$928,396	$928,143
Shares outstanding	145,551,796		145,163,585		150,048,383	150,258,232	152,295,895
Tangible book value per share	$5.97		$6.15		$6.29	$6.18	$6.09

Total assets	$8,323,777		$8,529,522		$8,435,526	$8,395,864	$8,524,035
Goodwill and intangibles	(267,812)		(268,893)		(270,131)	(271,364)	(272,687)
Tangible assets	$8,055,965		$8,260,629		$8,165,395	$8,124,500	$8,251,348
Tangible common equity/tangible assets	10.79%		10.80%		11.56%	11.43%	11.25%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income (1)	$23,401		$25,308		$25,950	$22,975	$24,233
Average assets	$8,298,815		$8,440,642		$8,386,342	$8,473,164	$8,397,381
Adjusted return on average assets (annualized)	1.14%		1.19%		1.23%	1.09%	1.16%

(a) The 4th quarter of 2012 includes payment of the 1st quarter 2013 cash dividend of $0.10 per common share
(b) Net of unamortized prepayment fees of $65.5 million and $67.6 million at December 31, 2012 and September 30, 2012, respectively

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2013

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
INTEREST INCOME
Loans, including fees	$55,721	$59,005	$60,269	$61,116	$62,291
Investment securities
Taxable	9,685	10,050	10,525	10,941	11,209
Tax-exempt	7,114	7,233	7,402	7,636	7,781
Deposits with banks	75	886	148	203	133
Total interest income	72,595	77,174	78,344	79,896	81,414
INTEREST EXPENSE
Deposits	5,914	6,177	6,472	6,879	7,294
Customer repurchase agreements	498	510	511	545	550
Structured repurchase agreements	719	802	843	915	915
Short-term borrowings	41	1	—	—	—
Federal Home Loan Bank advances	2,334	4,410	5,105	6,501	6,967
Subordinated debentures	1,465	1,839	1,859	1,857	1,870
Total interest expense	10,971	13,739	14,790	16,697	17,596
Net interest income	61,624	63,435	63,554	63,199	63,818
Provision for loan losses	1,500	2,000	2,000	2,000	2,000
Net interest income after provision for loan losses	60,124	61,435	61,554	61,199	61,818
NON-INTEREST INCOME
Wealth management income	6,831	6,224	6,239	6,005	6,161
Service charges on deposit accounts	3,770	4,140	4,147	3,753	3,823
Insurance commissions and fees	3,267	3,113	3,238	3,211	3,296
Cash management and electronic banking fees	4,451	4,761	4,626	4,707	4,420
Mortgage banking income	1,855	2,498	2,296	1,511	1,335
Bank owned life insurance income	1,228	1,326	1,319	1,255	1,209
(Losses) earnings of unconsolidated investments	(14)	138	1,315	108	(74)
Other operating income	2,053	2,555	3,484	993	2,426
Net gains (losses) from fair value changes of subordinated debentures	2,111	(253)	101	(810)	1,645
Net gains (losses) on sales of investment securities	25	4	—	(123)	—
Impairment losses on investment securities:
Impairment related losses on investment securities	—	—	—	(154)	—
Non credit-related losses on securities not expected to be sold recognized in other comprehensive income before tax	—	—	—	—	—
Net impairment losses on investment securities	—	—	—	(154)	—
Total non-interest income	25,577	24,506	26,765	20,456	24,241
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	30,873	30,789	31,555	31,234	31,381
Premises and equipment	7,491	7,396	7,226	7,349	6,853
FDIC insurance	1,213	1,162	1,259	1,211	1,264
Other operating expenses	12,857	12,915	13,299	12,475	12,942
Loss on debt extinguishment	64,888	—	—	—	—
Total non-interest expense	117,322	52,262	53,339	52,269	52,440
Income (loss) before income taxes	(31,621)	33,679	34,980	29,386	33,619
Income tax expense (benefit)	(14,217)	8,535	8,964	6,938	8,317
NET INCOME (LOSS)	$(17,404)	$25,144	$26,016	$22,448	$25,302

PER SHARE
Basic earnings	$(0.12)	$0.17	$0.17	$0.15	$0.17
Diluted earnings	$(0.12)	$0.17	$0.17	$0.15	$0.17
Average shares - basic	145,394,967	148,304,167	150,157,622	151,732,402	152,099,546
Average shares - diluted	145,394,967	148,610,097	150,454,749	152,011,995	152,392,315

SUPPLEMENTAL DATA (annualized, average)
Return on assets	NM	1.19%	1.23%	1.07%	1.21%
Adjusted return on assets (3)	1.14%	1.19%	1.23%	1.09%	1.16%
Return on total equity	NM	8.33%	8.60%	7.50%	8.56%
Return on common equity	NM	8.33%	8.60%	7.50%	8.56%
Return on tangible common equity (1)	NM	10.74%	11.10%	9.69%	11.12%
Efficiency ratio (4)	58.61%	56.40%	56.26%	58.42%	57.47%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$117,322	$52,262	$53,339	$52,269	$52,440
Less:
Loss on debt extinguishment	64,888	—	—	—	—
Operating expenses	$52,434	$52,262	$53,339	$52,269	$52,440

Net interest income (taxable equivalent)	$66,015	$67,909	$68,139	$67,929	$68,645

Non-interest income	25,577	24,506	26,765	20,456	24,241
Less:
Net gains (losses) from fair value changes of subordinated debentures	2,111	(253)	101	(810)	1,645
Net gains (losses) on investment securities	25	4	—	(277)	—
Adjusted revenue	$89,456	$92,664	$94,803	$89,472	$91,241

Efficiency Ratio	58.61%	56.40%	56.26%	58.42%	57.47%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2013

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended
CHARGE-OFFS	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Loan charge-offs	$6,382	$5,876	$5,993	$7,907	$8,722
Recoveries on loans	(1,091)	(1,289)	(885)	(1,105)	(1,534)
Net loan charge-offs	$5,291	$4,587	$5,108	$6,802	$7,188
Net loan charge-offs to average loans (annualized)	0.41%	0.35%	0.39%	0.53%	0.56%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$1,869	$2,029	$1,116	$5,196	$1,925

Commercial real estate-permanent	282	301	481	595	1,933
Commercial real estate-construction	318	266	1,755	(148)	673
Total commercial real estate loans	600	567	2,236	447	2,606

Residential mortgages	1,333	988	742	328	560
Home equity lines and loans	747	515	517	404	1,855
All other consumer loans	742	488	497	427	242
Total consumer loans	2,822	1,991	1,756	1,159	2,657

Net loans charged-off	$5,291	$4,587	$5,108	$6,802	$7,188

	As of
ASSET QUALITY AND OTHER DATA	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Non-accrual commercial and industrial loans	$23,323	$24,653	$31,109	$33,984	$32,485

Non-accrual commercial real estate-permanent	5,489	2,984	3,780	2,999	5,156
Non-accrual commercial real estate-construction	6,067	5,446	5,149	6,959	14,336
Total non-accrual commercial real estate loans	11,556	8,430	8,929	9,958	19,492

Non-accrual residential mortgages	5,608	7,066	6,242	4,301	4,077
Non-accrual home equity lines and loans	4,364	3,692	3,458	2,555	2,110
All other non-accrual consumer loans	1,595	1,705	1,823	1,753	1,695
Total non-accrual consumer loans	11,567	12,463	11,523	8,609	7,882

Total non-accrual loans	46,446	45,546	51,561	52,551	59,859

Restructured loans	7,314	8,362	6,726	6,468	6,506
Total non-performing loans	53,760	53,908	58,287	59,019	66,365

Other real estate owned and repossessed assets	2,729	3,029	7,174	7,201	7,647
Total non-performing assets	56,489	56,937	65,461	66,220	74,012

Loans 90+ days past due & still accruing	2,324	2,027	2,628	3,426	1,588
Total non-performing assets and loans 90+ days past due	$58,813	$58,964	$68,089	$69,646	$75,600

Allowance for loan losses	$107,164	$110,955	$113,542	$116,650	$121,452
Allowance for loan losses/non-performing loans	199.3%	205.8%	194.8%	197.6%	183.0%
Allowance for loan losses/non-performing assets and loans 90+ days past due	182.2%	188.2%	166.8%	167.5%	160.7%
Allowance for loan losses/total loans	2.04%	2.12%	2.16%	2.24%	2.33%
Provision/charge-offs, net	28.4%	43.6%	39.2%	29.4%	27.8%
Classified loans	$242,560	$261,293	$296,213	$301,542	$347,033
Classified loans/total loans	4.62%	4.99%	5.63%	5.79%	6.67%
Delinquent loans (c)	$24,110	$24,048	$23,519	$24,144	$24,068
Delinquent loans/total loans	0.46%	0.46%	0.45%	0.46%	0.46%

	As of
REGULATORY CAPITAL DATA	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Tier 1 Capital	$927,397	$982,148	$1,024,888	$1,008,052	$1,005,009
Tier 1 Leverage Ratio	11.63%	12.16%	12.78%	12.44%	12.53%
Tier 1 Ratio (%)	15.41%	16.54%	17.45%	17.45%	17.46%
Total Capital	$1,002,999	$1,056,835	$1,098,814	$1,080,807	$1,077,587
Total Capital Ratio (%)	16.67%	17.80%	18.70%	18.71%	18.72%
Total Risk-Weighted Assets	$6,016,630	$5,938,708	$5,874,448	$5,776,537	$5,757,306

(c) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2013

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Earning Assets / Liabilities
Loan portfolio composition (regulatory):
Commercial / industrial	$857,728	$868,135	$846,484	$856,237	$853,379
Commercial real estate (d)	1,863,381	1,838,681	1,803,532	1,759,792	1,753,986
Residential mortgage	1,191,075	1,234,425	1,262,897	1,262,633	1,269,505
Real estate construction and land development	180,298	161,341	189,293	194,942	210,976
Home equity	776,166	782,717	776,023	765,902	756,803
Consumer	201,349	208,856	207,333	207,999	210,069
Other loans	179,776	146,727	171,292	163,262	146,938
Total loans	5,249,773	5,240,882	5,256,854	5,210,767	5,201,656

Investment securities and other securities	2,333,548	2,334,739	2,310,459	2,316,894	2,335,421
Other earning assets	93,024	282,440	211,943	221,419	344,427
Total earning assets (net of loan loss reserve)	$7,569,181	$7,747,106	$7,665,714	$7,632,430	$7,760,052
(d) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial loans
Business purpose, real estate secured	$891,229	$886,160	$879,326	$879,413	$864,284
Business purpose, not secured by real estate	1,000,141	977,875	979,042	975,852	963,641
Owner occupied commercial real estate
Permanent	604,278	599,729	572,298	572,686	572,103
Construction / development	32,603	30,523	31,181	36,451	38,546
Leasing	1,128	1,568	2,102	2,670	3,330
Total commercial & industrial loans	2,529,379	2,495,855	2,463,949	2,467,072	2,441,904

Commercial real estate
Non-owner occupied
Permanent	898,519	907,760	918,511	874,570	878,499
Construction / development	145,324	125,878	140,889	140,751	151,697
Total commercial real estate	1,043,843	1,033,638	1,059,400	1,015,321	1,030,196

Consumer loans
Residential mortgage (personal purpose)
Permanent	649,522	666,274	683,694	688,171	686,974
Construction	6,009	5,498	6,079	6,806	7,835
Total residential mortgages	655,531	671,772	689,773	694,977	694,809

Home equity loans and direct installment loans	237,088	254,014	273,359	291,383	315,419
Home equity lines of credit	507,347	500,372	478,628	452,599	421,897
Total home equity lines and loans	744,435	754,386	751,987	743,982	737,316

Private banking credit lines	99,154	103,806	103,006	107,398	114,667
Indirect vehicle loans and other	162,497	167,095	166,036	165,109	165,855
All other consumer loans	261,651	270,901	269,042	272,507	280,522
Total consumer loans	1,661,617	1,697,059	1,710,802	1,711,466	1,712,647

Loans	5,234,839	5,226,552	5,234,151	5,193,859	5,184,747

Loans held-for-sale	14,934	14,330	22,703	16,908	16,909

Total loans	$5,249,773	$5,240,882	$5,256,854	$5,210,767	$5,201,656

Deposit composition:
Savings	$520,223	$493,386	$485,283	$497,640	$495,191
NOW accounts	1,471,185	1,472,985	1,498,344	1,317,399	1,294,591
Money market accounts	1,647,863	1,642,803	1,600,164	1,641,947	1,698,427
CDs less than $100k	991,380	1,017,925	1,036,112	1,063,688	1,089,601
CDs $100k or greater	633,626	417,065	425,546	421,103	426,548
Total interest bearing deposits	5,264,277	5,044,164	5,045,449	4,941,777	5,004,358

Non-interest bearing deposits	919,783	891,401	902,295	903,766	884,025

Total deposits	$6,184,060	$5,935,565	$5,947,744	$5,845,543	$5,888,383

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2013

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of
	3/31/2013		12/31/2012		9/30/2012		6/30/2012		3/31/2012
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,223,015	4.37%	$5,206,227	4.55%	$5,191,136	4.66%	$5,196,803	4.78%	$5,179,220	4.89%
Investment securities*	2,325,225	3.60%	2,323,243	3.63%	2,309,646	3.77%	2,319,392	3.93%	2,318,109	4.02%
Interest earning deposits	119,834	0.25%	276,078	1.28%	255,121	0.23%	334,935	0.24%	278,140	0.19%

Total earning assets	7,668,074	4.07%	7,805,548	4.16%	7,755,903	4.25%	7,851,130	4.34%	7,775,469	4.46%
Total assets	8,298,815		8,440,642		8,386,342		8,473,164		8,397,381

Savings	505,513	0.11%	488,195	0.11%	490,020	0.11%	494,800	0.12%	471,562	0.13%
NOW accounts	1,439,387	0.14%	1,463,488	0.14%	1,402,593	0.14%	1,343,961	0.15%	1,238,704	0.15%
Money market accounts	1,645,838	0.30%	1,630,449	0.30%	1,623,102	0.32%	1,664,315	0.37%	1,679,232	0.40%
CDs	1,507,667	1.10%	1,454,415	1.17%	1,468,539	1.23%	1,499,016	1.27%	1,542,539	1.31%

Total interest bearing deposits	5,098,405	0.47%	5,036,547	0.49%	4,984,254	0.52%	5,002,092	0.55%	4,932,037	0.59%

Non-interest bearing deposits	876,700		886,858		897,017		891,739		852,730
Total deposits	5,975,105	0.40%	5,923,405	0.41%	5,881,271	0.44%	5,893,831	0.47%	5,784,767	0.51%

Customer repurchase agreements	547,706	0.37%	551,334	0.37%	532,065	0.38%	525,142	0.42%	524,575	0.42%
Structured repurchase agreements	135,454	2.15%	75,000	4.25%	78,370	4.28%	85,000	4.33%	85,000	4.33%
Short-term borrowings	39,200	0.42%	1,087	0.37%	272	0.00%	—	0.00%	—	0.00%
Federal Home Loan Bank advances (b)	262,067	3.61%	463,397	3.79%	496,438	4.09%	575,725	4.54%	615,983	4.55%
Subordinated debentures	125,207	4.75%	144,377	5.07%	144,472	5.12%	143,683	5.20%	145,274	5.18%
Total deposits and borrowings	7,084,739	0.63%	7,158,600	0.76%	7,132,888	0.82%	7,223,381	0.93%	7,155,599	0.99%
Total interest bearing liabilities	$6,208,039	0.72%	$6,271,742	0.87%	$6,235,871	0.94%	$6,331,642	1.06%	$6,302,869	1.12%

Net interest margin (FTE)		3.49%		3.46%		3.50%		3.48%		3.55%

Wealth assets:
Assets under administration	$4,615,379		$4,445,086		$4,500,843		$4,361,134		$4,382,922
Assets under management	2,328,042		2,256,319		2,319,220		2,284,489		2,269,351
(included above)

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2013

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
PA
Total number of retail branch offices	118	119	119	120	120
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	124	124	124	122	122

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	119	120	120	121	121
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	125	125	125	123	123

EOP employees (full-time equivalent)	1,657	1,648	1,661	1,690	1,681